UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)             FEBRUARY 4, 2004
                                                        -----------------------



                             CHAAS ACQUISITIONS, LLC
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                 333-106356                  41-2107245
   (State or Other Jurisdiction (Commission File Number)     (I.R.S. Employer
        of Organization)                                    Identification No.)



                           12900 HALL ROAD, SUITE 200
                        STERLING HEIGHTS, MICHIGAN 48313

                         (Address of Principal Executive
                          Offices, including Zip Code)

                                 (586) 997-2900

                         (Registrant's telephone number,
                              including area code)

                                       N/A
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

On February 4, 2004, Advanced Accessory Holdings Corporation, a newly formed parent company of CHAAS Acquisitions, LLC, issued a press release announcing the completion of an offering of senior discount notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

NUMBER   DESCRIPTION OF EXHIBIT
------   ----------------------

99.1              Press Release dated February 4, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CHAAS ACQUISITIONS, LLC
                                            (Registrant)
Date:    February 4, 2004                   By: /s/ Terence Seikel
                                                -------------------------------
                                                 Terence C. Seikel
                                                 President and Chief Executive
                                                   Officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER    DESCRIPTION

99.1              Press Release dated February 4, 2004.